UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

OPNEXT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33306	22-3761205
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46429 Landing Parkway, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 580-8828

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 24, 2011, Opnext, Inc. issued a press release regarding the status of its contract manufacturing operations in Thailand following heavy seasonal rains that have resulted in severe flooding. A copy of such press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 24, 2011, issued by Opnext, Inc.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain of the statements contained in this report and Exhibit 99.1 attached hereto, including, without limitation, statements concerning the effects of continued flooding on operations at Fabrinet’s facilities in Thailand and the timing of the reinstatement of production at Fabrinet’s facilities, are forward-looking statements. Forward-looking statements are made based upon management’s good faith expectations and belief concerning future developments and their potential effect upon the Company and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond our control. In particular, such risks and uncertainties include, but are not limited to: uncertainty surrounding the ongoing impact of the flooding in Thailand and the possibility that flooding could continue for an extended period of time and could worsen; Fabrinet may be required to suspend operations at its Chokchai facilities for longer than currently anticipated; Opnext’s customers could scale back or cancel their orders in light of perceived or real production and delivery constraints; even if the flooding subsides, the extent of damage to roads and infrastructure in Thailand could continue to have a material impact on our supply chain and logistics; if the flooding continues for an extended period of time, the government of Thailand could order a state of emergency or take other emergency actions, which could further constrain Fabrinet’s operations in Thailand. There can be no assurance that future developments will be in accordance with management’s expectations or that the effects of future developments on the Company will be those anticipated by management. Please refer to the publicly filed documents of the Company, including the Forms 10-Q and 10-K, for additional information about the risks and uncertainties related to the Company’s business that may affect the statements made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNEXT, INC.

Date: October 24, 2011	By:	/s/ Robert J. Nobile

Robert J. Nobile
Chief Financial Officer and Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 24, 2011, issued by Opnext, Inc.